UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 24, 2024, WM Technology, Inc. (the "Company") announced its financial results for the first quarter ended March 31, 2024 and fiscal year ended December 31, 2023. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Form 8-K") and is incorporated by reference.

The information in Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.
Item 4.02(a)    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
In connection with the preparation of WM Technology, Inc.’s (the “Company”) consolidated financial statements for the fiscal year ended December 31, 2023, the Company discovered that in 2023, it had an inadequate policy associated with its revenue recognition related to the cash collection of a certain subset of its customers that had been placed on a cash basis. As a result of these errors, on May 20, 2024, management and the audit committee (the “Audit Committee”) of the Company’s board of directors concluded that the Company’s previously issued unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2023, six months ended June 30, 2023 and nine months ended September 30, 2023 included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2023, August 9, 2023 and November 8, 2023, respectively (collectively, the “Quarterly Reports”), were materially misstated. Accordingly, the Company’s unaudited condensed consolidated financial statements for the foregoing periods require restatement and should no longer be relied upon. In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Company’s quarterly financial statements and other related financial information covering the foregoing periods should also no longer be relied upon.
We determined that the impacts to our previously issued unaudited condensed consolidated statements of operations results in a reduction in revenue with a corresponding reduction in provision for credit losses of $1.6 million for the three months ended March 31, 2023, $4.0 million for the six months ended June 30, 2023 and $5.1 million for the nine months ended September 30, 2023. There was no impact to operating income (loss), net income (loss), net income (loss) per share, net cash provided by operating activities or Adjusted EBITDA for any periods presented.
The Company has not filed, and does not intend to file, amendments to the previously filed Quarterly Reports. However, the Company intends to include restated financial information in its statement of operations as of and for the three months ended March 31, 2022, six months ended June 30, 2023 and nine months ended September 30, 2023 within its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”). The Company is working to complete the 2023 Form 10-K, inclusive of the restated and revised financial information in its statement of operations, as soon as practicable. The Company will effect the restatement of its 2023 unaudited condensed consolidated quarterly financial statements in connection with the future filings of its Quarterly Reports on Form 10-Q in 2024.
The Company’s management previously concluded and disclosed that the Company’s disclosure controls and procedures were not effective at December 31, 2022 due to the existence of material weaknesses in internal control over financial reporting. The Company’s management report on internal control over financial reporting will be included in the 2023 Form 10-K and will give consideration to the effect of the restatement and revisions described above.
The Audit Committee and the Company’s management have discussed the matters disclosed in this this Form 8-K pursuant to Item 4.02(a) with the Company’s independent registered public accounting firm.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “expect”, “intend,” “may,” “plan,” “should,” “will,” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s intent to include restated financial information in its statement of operations for the 2023 quarterly periods within its Annual Report on Form 10-K, which it will file as soon as practicable, and to effect the restatement and revisions of its 2023 unaudited condensed consolidated quarterly financial statements in connection with the future filings of its Quarterly Reports on Form 10-Q in 2024. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements are more fully discussed in the Company’s periodic filings with the SEC, including the risk factors described under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 16, 2023, and other documents subsequently filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 24, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024

WM TECHNOLOGY, INC.

	By:	/s/ Susan Echard
Susan Echard
Interim Chief Financial Officer